Exhibit 10.49

AMENDMENT NO. 1
to
AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 1 (this “Amendment”), dated as of November 4, 2004, to the Amended and Restated Credit Agreement, dated as of March 12 2003, by and between META GROUP, INC., a Delaware corporation (the “Borrower”) and THE BANK OF NEW YORK (the “Bank”) (as amended, the “Credit Agreement”).

RECITALS

A.                                   Capitalized terms used herein which are defined in the Credit Agreement shall have the meanings therein defined.

B.                                     The Borrower has requested that the Bank extend the Maturity Date from November 4, 2004 to April 4, 2005 and the Bank is willing to agree to the foregoing.

In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, it is agreed as follows:

1.                                       Section 1.1 of the Credit Agreement is amended to delete the defined term “Maturity Date” and to substitute in place thereof the following new defined term:

“Maturity Date”: April 4, 2005 or such earlier date on which the Note shall become due and payable, whether by acceleration or otherwise.

2.                                       The Credit Agreement is hereby further amended by deleting Schedule 4.1 thereto and substituting in it place Schedule 4.1 (New) attached hereto.

3.                                       In order to induce the Bank to execute this Amendment, the Borrower hereby (i) certifies that, immediately after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof and no Default or Event of Default exists under the Credit Agreement, (ii) reaffirms and admits the validity and enforceability of the Loan Documents and its obligations thereunder, and (iii) agrees and admits that it has no valid defenses to or offsets against any of its obligations under the Loan Documents as of the date hereof.

4.                                       In all other respects, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

5.                                       This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.  It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart containing the signature of the party to be charged.

6.                                       This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and is enforceable in accordance with, and shall be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

7.                                       This Amendment shall be subject to such conditions and limitations as are specified herein, and the rights of the parties under the Credit Agreement and the other Loan Documents shall be otherwise unaffected.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

META GROUP, INC.

By:	/s/ John W. Riley
Name:	John W. Riley
Title:	Vice President & CFO

THE BANK OF NEW YORK

By:	/s/ Richard B. McKeough
Richard B. McKeough
Vice President

Schedule 4.1 (New)

List of Subsidiaries; Capitalization

As of November 4, 2004

Sentry Group, Inc.

Incorporated in the Commonwealth of Massachusetts

Capitalization:  Authorized capital: 3,000 shares of common stock, par value $.01 per share: Issued and outstanding: 100 shares (held by META Group, Inc. – certificate number 80).

MG (Bermuda) Ltd.

Incorporated in Bermuda

Capitalization: Authorized capital: 12,000 shares of stock, par value $1.00 per share: META Group, Inc. is the sole shareholder, holding all 12,000 shares.

1422722 Ontario, Inc.

Incorporated in Canada

Capitalization: Authorized capital: unlimited number of shares designated as Common shares: Issued and outstanding: 1,001 shares (held by META Group, Inc. – certificate number C-1 and C-2).

META Group Singapore PTE LTD

Incorporated in Singapore

Capitalization: Authorized capital: 100,000 ordinary shares: Issued and outstanding: 2 shares (held by META Group, Inc. – certificate number 3).

META Group Australia Holdings Pty. Limited

Incorporated in Australia

Capitalization:  Unlimited number of shares designated as Ordinary shares: Issued and outstanding: 1 share (held by META Group, Inc. – certificate number 1).

Abundant Strategy SDN. BHD.

Incorporated in Malaysia

Capitalization: Authorized capital: 100,000 shares, par value 1 RM (Malaysian Ringgit): Issued and outstanding: 2 shares (held by META Group, Inc.).

META Group France, S.A.

Incorporated in France

Capitalization: 38,113 number of shares authorized: Issued and outstanding: 38,113 shares (38,106 held by META Group, Inc.).

META Group, AG

Incorporated in Germany

Capitalization:  1,120,000 number of shares authorized designated as common shares: Issued and outstanding: 1,120,000 held by META Group, Inc.

META Group Italia S.r.l.

Incorporated in Italy

Capitalization:  Corporate capital of 46,800 EUR (Euros) 100% of Quota held by META Group, Inc.

META Group UK Holdings Limited

Incorporated in the United Kingdom

Capitalization:  Issued and outstanding: 10 ordinary shares, value 1 GBP (Pounds Sterling) held by META Group, Inc.

META Group Norway AS

Incorporated in Norway

Capitalization:  Issued and outstanding: 2,333 shares, nominal value 50 NOK (Norwegian Kroner) held by META Group, Inc.

META Group Sweden AB

Incorporated in Sweden

Capitalization:  Issued and outstanding: 1,000 shares, nominal value 100 SEK (Swedish Kroner) held by META Group, Inc.

META Group Finland OY

Incorporated in Finland

Capitalization:  Issued and outstanding: 100 shares, nominal value 80 EUR held by META Group, Inc.

META Group Denmark A/S

Incorporated in Denmark

Capitalization:  Issued and outstanding: 5,000 shares, nominal value 100 DKK (Danish Kroner) held by META Group, Inc.

META Group Northern Europe ApS

Incorporated in Demark

Capitalization:  Issued and outstanding: 125 shares, nominal value 1,000 DKK held by META Group, Inc.

ATEM Netherlands ApS

Incorporated in Denmark

Capitalization:  Issued and outstanding: 125 shares, nominal value 1,000 DKK held by META Group, Inc.

META Group Korea Co. Limited

Incorporated in South Korea

Capitalization:  Issued and outstanding: 100 shares held by META Group, Inc.

META Group IT Corp.

Incorporated in the Philippines

Capitalization:  Issued and outstanding: 100 shares held by META Group, Inc.

META Group Middle East FZ – LLC

Incorporated in Dubai

Capitalization:  Issued and outstanding: 500 shares held by META Group, Inc.